Piper Sandler East Coast Financial Services Conference November 11, 2021 Mark Ruggiero - Chief Financial Officer and Chief Accounting Officer James Rizzo - Commercial Lending Regional Manager

(2) Who We Are • Independent Bank Corp. (Nasdaq: INDB) ◦ Main Banking Sub: Rockland Trust Current INDB Pro Forma INDB* (as reported September 30, 2021) (Dollars in billions) Loans: $8.8 $13.7 Deposits: $12.3 $17.0 Wealth Mgmt: $5.4 $5.4 Market Cap: $2.9 *reflects pending acquisition of Meridian Bancorp, Inc. and Flagship East Boston Savings Bank ("EBSB") based on reported September 30, 2021 information.

(3) Key Messages - Core Franchise • Extensive history of strong financial performance • Expanding footprint in growth markets • Healthy loan and core deposit originations • Diversified fee income business lines • Proven integrator of acquired banks • Demonstrated resiliency in prior crises • Strong capital levels • Tangible book value steadily growing* • Strong operating efficiency • Disciplined risk management culture *See appendix A for reconciliation

(4) Recent Accomplishments • Acquisition of Meridian Bancorp, Inc. and EBSB (assets $6.1B) • Strong new business generation despite pandemic • Record growth in business and consumer households • Growing presence in Worcester County • Growth initiatives – online account opening, de novo branches, expanded digital offerings, enhanced mortgage capabilities, Salesforce module expansion, and senior talent adds • Seven consecutive years of record operating earnings pre-pandemic** **See appendix B for reconciliation

(5) Source: SNL Financial; Deposit/Market Share data as of June 30, 2021 Expanding Company Footprint INDB Market Share* % of INDB Dep. Plymouth County Rank 2021 1 24.6% 36% Norfolk County Rank 2021 4 5.9% 18% Barnstable County (Cape Cod) Rank 2021 4 10.9% 10% Bristol County Rank 2021 5 8.3% 10.5% Middlesex County Rank 2021 20 1.2% 8% Suffolk County Rank 2021 11 0.6% 8% Dukes County (MV) Rank 2021 2 17.3% 2% Worcester County Rank 2021 18 1.9% 3.5% Nantucket County Rank 2021 1 38.7% 4% *Market share metrics presented above are INDB only

(6) Pending Merger Compelling Combination Creates Significant Shareholder Value Expected Close Date: Mid Nov. '21 Reinforces INDB’s position as the Boston area’s premier community-focused commercial bank Generates strong deal metrics for continued premium valuation multiples of INDB stock Builds scale to allow further investments in digital delivery, technology, and risk infrastructure while combining leadership and experienced talent across all major banking functions (commercial, retail, operations) Combines complementary balance sheets – INDB’s core deposit funding to fuel two strong commercial lending franchises + deployment of excess liquidity Continues INDB’s successful acquisition philosophy – expansion into contiguous geography to build market share and generate significant cost savings opportunities

(7) Pending Merger Complementary Businesses with Potential Synergies Capabilities and Enhancement Opportunities

(8) Acquisition Strategy: Driving Long Term Growth & Shareholder Value Proven Record of Value Add Transactions

(9) Sustaining Business Momentum Business Line • Expand Market Presence/Recruit Seasoned Lenders • Grow Client Base • Expand Specialty Products, e.g. ABL, Floorplan • Optimize Loan Origination Process • Continue to Drive Household Growth • Expand Digital Offerings • Expedite New Account Openings • Optimize Branch Network • Capitalize on Strong Market Demographics • Continue Strong Branch/Commercial Referrals • Recruit Senior Professionals • Expand Investment Center Network • Scalable Resi Mortgage Origination Platform • Capitalize on New Credit Card Offerings • Continue Aggressive H.E. Marketing Focal Points

(10) $129.8 $184.6 $121.7 $121.9 $4.69 $5.62 $3.66 $3.69 Operating Earnings Operating EPS 2018 2019 2020 YTD21 $0.0 $50.0 $100.0 $150.0 $0 $2 $4 $6 $121.6 $165.2 $121.2 $119.3 $4.40 $5.03 $3.64 $3.61 Net Income Diluted EPS 2018 2019 2020 YTD21 $0.0 $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $1 $2 $3 $4 $5 $6 Financial Performance - Strong Fundamentals * See appendix A for reconciliation **See appendix B for reconciliation Longer Term Trends • Robust loan/deposit originations • Strong core deposit base • Low funding costs • Asset management growth • Powerful mortgage platform • Low credit loss rates • Strong operating efficiency • Accretive acquisitions • TBV steadily growing* Recent Factors • Elevated loan loss provision; $52.5MM in 2020; Release of ($17.5MM) YTD in 2021 • Pressured net interest margin • Lower fee income including July 1, 2020 Durbin impact • Weight of excess liquidity Net Income ($Mil) Operating Earnings ($Mil)**

(11) Loan Originations * (Dollars in Millions) $2,676 $2,958 $2,407 Commercial Residential Mortgage Home Equity Business Banking 2019 2020 Q321 Strong Business Volumes Despite Pandemic *Origination amounts presented above do not include loans associated with the Paycheck Protection Program (PPP). As part of the PPP the Company extended approximately 10,000 loans for $1.2 billion.

(12) Total Commercial Real Estate Portfolio Residential - Related 31.8% Commercial Buildings 17.2%Office Buildings 14.2% Industrial Warehouse 9.9% Hotels/Motels 8.0% Strip Malls 6.7% All Other 12.2% Loan Portfolio - Commercial Diversification $4.7B as of 9/30/21 Total C&I Loan Portfolio*** Retail Trade: 18.8% Real Estate/Rental and Leasing: 14.5% Construction: 11.1%Administrative Support/Waste Mgmt/Remediation Services : 8.8% Manufacturing: 8.5% Accommodation and Food Services: 7.6% Wholesale Trade7.7% Professional, Scientific, and Technical Services:5.2% All Other: 17.8% $1.6B as of 9/30/21 *Includes 1-4 Family, multifamily, Condos and Approved Land CRE ($ Bil.) $3.6 $4.5 $4.7 $4.7 290% 269% 272% 256% CRE NOO CRE/Capital** 2018 2019 2020 3Q21 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 250% 300% **Non-Owner Occupied Commercial Real Estate divided by Total Capital C&I ($ Bil.) $1.1 $1.4 $2.1 $1.6 $1.1 $1.4 $1.3 $0.8 $0.4 C&I PPP 2018 2019 2020 3Q21 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 * $1.2 ***Inclusive of PPP loan balances

(13) Low Cost Deposit Base Demand Deposits 37% Money Market 20% Savings/Now 37% CDs 6% Total Deposits $12.3B 3Q 2021 Core Deposits ($ Bil.) $6.6 $7.6 $9.8 $11.3 88.7% 79.9% 89.6% 92.0% Core Deposits Core to Total 2018 2019 2020 3Q21 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Cost of Deposits 0.29% 0.47% 0.27% 0.07% 2018 2019 2020 YTD21 00% 0.10% 0.20% 0.30% 0.40% 0.50% • Sizable demand deposit component • Robust new checking account openings • <1% of HH's are CD only • Valuable source of liquidity • Relationship-based approach • Expanded digital access • Growing commercial base

(14) Investment Management: Transformed Into High Growth Business Longer Term Trends • Successful business model • Growing source of fee revenues • Strong feeder business from Bank AUAs ($ Bil.) $3.6 $4.6 $4.9 $5.4 2018 2019 2020 3Q21 • Expanding investment center locations • Adding experienced professionals • Capitalizing on cross-sell opportunity in acquired bank markets • Revenues ($ Mil.) $26.2 $28.7 $29.4 $26.4 2018 2019 2020 YTD21 CAGR+6% CAGR+17%

(15) • Disciplined underwriter • Low loss rates • High average FICOs and low average LTVs in consumer book • Proactive identification and resolution of problem loans C&I 42.1% Home Equity 8.2% CRE 25.7% Residential 23.7% Small Business 0.1% Other Consumer 0.2% Asset Quality: Well Managed NPLs ($Mil.) $45.4 $48.0 $66.9 $45.8 0.66% 0.54% 0.71% 0.52% NPLs ($Mil) NPL/Loan% 2018 2019 2020 3Q21 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 00% 0.20% 0.40% 0.60% 0.80% Net Charge-offs ($Mil.) $1.1 $2.6 $6.9 $3.6 Net Charge-offs Loss Rate 2018 2019 2020 YTD21 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 0bps 3bps 6bps 9bps 12bps 15bps 18bps 2bps 3bps 7bps 5bps* * Annualized **During the fourth quarter of 2021, the Company sold one large C&I loan relationship, the balance of which totaled $15.8 million at September 30, 2021 and was included within non-performing assets. NPLs September 30, 2021 . 0% **

(16) Asset Quality: A Look Back • Strong credit results through prior financial crisis • Experienced management and loan workout team • Consistent and conservative credit philosophy

(17) Credit Review - Loan Deferrals September 30, 2021 Deferrals by Industry (Dollars in thousands) Highly Impacted Industries Accommodation $ 167,685 Arts, Entertainment, and Recreation 14,964 Total Highly Impacted Industries 182,649 Other Industries Real Estate and Leasing 39,661 Transportation and Warehousing 588 Total Other Industries 40,249 Grand Total $ 222,898 Deferrals by Modification Type: Deferral of Principal and Interest Deferral of Principal Only Deferral of Interest Only Total Deferrals Total Portfolio % Deferral (Dollars in thousands) Commercial and industrial $ 2,300 $ 560 $ 1,165 $ 4,025 $ 1,640,709 0.2 % Commercial real estate (1) 7,950 210,335 — 218,285 4,736,674 4.6 % Business Banking — 588 — 588 181,138 0.3 % Residential real estate — — — — 1,222,849 — % Home equity — — — — 1,000,468 — % Consumer — — — — 23,175 — % Total active deferrals as of Septmber 30, 2021 $ 10,250 $ 211,483 $ 1,165 $ 222,898 $ 8,805,013 2.5% (1) Balances include commercial construction deferrals.

(18) Book Value $38.23 $49.69 $51.65 $53.14 12.13% 14.99% 12.89% 12.08% 10.69% 11.28% 9.56% 9.36% Book Value Per Share Equity/Assets % Tier 1 Leverage 2018 2019 2020 3Q21 $0 $10 $20 $30 $40 $50 0% 5% 10% 15% 20% 25% Strong Capital Position Tangible Book Value* $28.57 $34.11 $35.59 $37.24 9.35% 10.80% 9.26% 8.79% TBV Per Share Tangible Equity/Tangible Assets % 2018 2019 2020 3Q21 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 0% 2% 4% 6% 8% 10% 12% 14% * See appendix A for reconciliation • Strong internal capital generation • TBV rising for 31 consecutive quarters despite 5 acquisitions over this period • History of healthy dividend increases • Completed 1.5 million share repurchase for $95.1MM during 2020 Cash Dividends Declared Per Share $1.52 $1.76 $1.84 $1.44 2018 2019 2020 YTD21 $0.00 $0.50 $1.00 $1.50 $2.00

(19) Near-Term Priorities • Preparing for EBSB closing and integration • Liquidity/Capital Management • Extending our presence in attractive Worcester market • Commercial loan origination system • Branch optimization including select openings and closings • Maximizing use of Salesforce platform • Continued investment in digital/mobile technology • Aggressive promotion of Rockland Trust brand • Deepening of risk management infrastructure • Reassessment of physical workspace needs

(20) INDB Investment Merits • High quality franchise in attractive markets • Consistent, strong financial performance • Strong organic business volumes • Growing brand recognition • Leverageable operating platform • Capitalizing on in-market consolidation opportunities • Diligent stewards of shareholder capital • Grounded management team

(21) Appendix A: Non-GAAP Reconciliation of Capital Metrics The following table reconciles Book Value per share, which is a GAAP based measure to Tangible Book Value per share, which is a non-GAAP based measure. It also reconciles the ratio of Equity to Assets, which is a GAAP based measure, to Tangible Equity to Tangible Assets, a non-GAAP measure, for the dates indicated: December 31 September 30 2018 2019 2020 2021 Tangible common equity Stockholders' equity (GAAP) $ 1,073,490 $ 1,708,143 $ 1,702,685 $ 1,755,954 (a) Less: Goodwill and other intangibles 271,355 535,492 529,313 525,261 Tangible common equity 802,135 1,172,651 1,173,372 1,230,693 (b) Tangible assets Assets (GAAP) 8,851,592 11,395,165 13,204,301 14,533,311 (c) Less: Goodwill and other intangibles 271,355 535,492 529,313 525,261 Tangible assets 8,580,237 10,859,673 12,674,988 14,008,050 (d) Common shares 28,080,408 34,377,388 32,965,692 33,043,812 (e) Common equity to assets ratio (GAAP) 12.13% 14.99% 12.89% 12.08% (a/c) Tangible common equity to tangible assets ratio (Non-GAAP) 9.35% 10.80% 9.26% 8.79% (b/d) Book Value per share (GAAP) $ 38.23 $ 49.69 $ 51.65 $ 53.14 (a/e) Tangible book value per share (Non-GAAP) $ 28.57 $ 34.11 $ 35.59 $ 37.24 (b/e)

Appendix B: Non-GAAP Reconciliation of Earnings Metrics

The following table reconciles net income and diluted EPS, which are GAAP measures, to operating earnings and diluted EPS on an operating basis, which are Non-GAAP Measures as of the time periods indicated:

	2018		2019		2020		YTD21		
	(Dollars in thousands, except per share data)								
Net income available to common shareholders (GAAP)	$ 121,622	$ 4.40	$ 165,175	$ 5.03	$ 121,167	$ 3.64	$ 119,290	$ 3.61	(a)
Non-GAAP adjustments									
Noninterest income components									
Gain on sale of loans	—	—	951	0.03			—	—	
Noninterest expense components									
Loss on termination of derivatives	—	—	—	—	684	0.03	—	—	
Merger and acquisition expenses	11,168	0.40	26,433	0.80	—	—	3,674	0.11	
Total impact of noncore items	11,168	0.40	25,482	0.77	684	0.03	3,674	0.11	
Less - net tax benefit associated with noncore items (1)	(2,967)	(0.11)	(6,686)	(0.20)	(192)	(0.01)	(1,033)	(0.03)	
Add - adjustment for tax effect of previously incurred merger and acquisition expense	—	—	650	0.02	—	—	—	—	
Total tax impact	(2,967)	(0.11)	(6,036)	(0.18)	492	(0.01)	(1,033)	(0.03)	
Net operating earnings (Non-GAAP)	$ 129,823	$ 4.69	$ 184,621	$ 5.62	$ 121,659	$ 3.66	$ 121,931	$ 3.69	(b)
Average assets	$ 8,305,174		$ 10,875,297		$ 12,605,611		$ 13,876,878		(c)
Average equity	$ 987,988		$ 1,521,921		$ 1,699,547		$ 1,734,332		(d)
Return on average assets	1.46 %		1.52 %		0.96 %		1.15 %		(a/(c))
Return on average assets on an operating basis	1.56 %		1.70 %		0.97 %		1.17 %		(b)/(c))
Return on average common equity	12.31 %		10.85 %		7.13 %		9.20 %		(a)/(d))
Return on average common equity on an operating basis	13.14 %		12.13 %		7.16 %		9.40 %		(b)/(d))

(1) The net tax benefit associated with noncore items is determined by assessing whether each noncore item is included or excluded from net taxable income and applying the Company's combined marginal tax rate to only those items included in net taxable income.

INDEPENDENT BANK CORP.

(22)

(23) Credit Review - Highly Impacted COVID-19 Industries Accommodations Balance $ 388,083 Average borrower loan size $ 4,283 % secured by real estate 99.8 % Weighted average loan to value 54.0 % Other information: – The accommodation portfolio consists of 65 properties representing a combination of flagged (61%) and non-flagged (39%) hotels, motels and inns. – Loans secured by hotel properties deemed to be located in areas of leisure comprise $146.6 million, or 38% of the hotel portfolio. – Approximately 89% of the balances outstanding are secured by properties located within the six New England states with the largest concentration in Massachusetts (60%). The table below provides total outstanding balances of commercial loans as of September 30, 2021 within industries that could potentially be more impacted by the COVID-19 pandemic: Food Services Balance $ 142,059 Average borrower loan size $ 384 % secured by real estate 67.7 % Weighted average loan to value 50.5 % Other information: – The food services portfolio includes full-service restaurants (55%), limited service restaurants and fast food (43%), and other types of food service (caterers, bars, mobile food service 2%). Highly Impacted COVID-19 Industries - Balances September 30, 2021 (1) (Dollars in thousands) Accommodations $ 388,083 Food Services 142,059 Retail Trade 527,957 Other Services (except Public Administration) 139,679 Arts, Entertainment, and Recreation 99,699 Total $ 1,297,477 (1) Amounts presented above exclude $122.7 million of outstanding PPP loans.

(24) Credit Review - Potentially Impacted COVID-19 Industries - Cont'd Other Services (except Public Administration) Balance $ 139,679 Average borrower loan size $ 250 % secured by real estate 51.6 % Weighted average loan to value 48.8 % Other information: – The other services portfolio consists of various for-profit and not-for-profit services diversified across religious, civic and social service organizations (43%), repair and maintenance business (31%) and personal services, including car washes, beauty salons, laundry services, funeral homes, pet care and other types of services (26%). Arts, Entertainment, and Recreation Balance $ 99,699 Average borrower loan size $ 793 % secured by real estate 85.5 % Weighted average loan to value 52.3 % Other information: – Amusement, gambling and recreational industries make up a majority of this category (95%) and include amusement/theme parks, bowling centers, fitness centers, golf courses, marinas, and other recreational industries. Other industries including museums, performing arts, and spectator sports account for the remaining outstanding balances (5%). Retail Trade Balance $ 527,957 Average borrower loan size $ 499 % secured by real estate 43.3 % Weighted average loan to value 57.4 % Other information: – The retail trade portfolio consists broadly of food and beverage stores (47%), motor vehicle and parts dealers (24%), gasoline stations (14%), and all other retailers account for 15% of the current outstanding balance. – Collateral for these loans varies and may consist of real estate, motor vehicles inventories, other types of inventories and general business assets.

(25) NASDAQ Ticker: INDB www.rocklandtrust.com Mark Ruggiero – CFO & Chief Accounting Officer Shareholder Relations: (781) 982-6737 Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.